EXECUTION COPY

           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
              OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED
           OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT
                 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                            KIRK PHARMACEUTICALS, LLC

                           CONVERTIBLE PROMISSORY NOTE

$____________                                            Dated:  April 3, 2008
("ORIGINAL PRINCIPAL AMOUNT")                            (the "ISSUANCE DATE")
  -------------------------                                    -------------


              WHEREAS, Kirk Pharmaceuticals, LLC, a Florida limited liability company (the "COMPANY" or the "BORROWER") are offering in a private placement to accredited investors, as defined by Rule 501 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT") (such offering, the "BRIDGE OFFERING"), up to $7,500,000 aggregate principal amount of convertible bridge notes (as amended, modified and supplemented from time to time, this "CONVERTIBLE NOTE" or "NOTE" or "AGREEMENT" and together with other Convertible Notes issued in the Bridge Offering, the "CONVERTIBLE Notes" or "NOTES") issued by the Borrower, of which approximately $5,000,000 aggregate principal amount is being issued in exchange for certain outstanding indebtedness of either the Company or Synovics Pharmaceuticals, Inc., a Nevada corporation and the sole owner of all of the equity interests in the Company ("SYNOVICS"); and

              WHEREAS, in connection with the Bridge Offering, the Borrower wishes to borrow from the holder designated below the principal amount of _____________________ (the "PRINCIPAL").


              FOR  VALUE  RECEIVED  the  Borrower,  hereby  promises  to  pay to
_________________ (the "PAYEE" or "HOLDER"; all Holders of Notes are collectively referred to herein as the "HOLDERS"), or its registered assigns, the principal amount of _______________ together with interest thereon calculated from the date hereof in accordance with the provisions of this Convertible Note.

              Certain capitalized terms are defined in SECTION 10 hereof.

1. PAYMENT OF INTEREST. Interest shall accrue at a rate equal to six percent (6%) per annum (the "INTEREST RATE"), beginning on the Issuance Date, on the unpaid principal amount of this Convertible Note outstanding from time to time; PROVIDED THAT, so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the rate of 18% per annum from the date on which such Event of Default occurs on the unpaid principal amount of this Convertible Note outstanding from time to time through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

2. MATURITY DATE; PAYMENTS. (a) Unless converted pursuant to Section 4 below, the entire principal amount of this Convertible Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds on June 30, 2008 (the "MATURITY DATE"). Any overdue principal and overdue interest together with any interest thereon shall be due and payable upon demand.

              (b) The Borrower may, with ten (10) Business Days' prior written notice delivered to the Holder, prepay all or any part of the Principal of, and accrued and unpaid interest on, this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued interest hereon, then to any outstanding fees and expenses, and the balance to the payment of Principal hereof.

              (c) Payments of Principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth on the signature page hereto or to such other address as the Holder may designate for such purpose from time to time by written notice to the Borrower, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Alternatively, Principal of, and interest on, this Note with respect to the Maturity Date may be paid by electronic wire transfer in accordance with instructions provided by the Holder to the Borrower at least ten (10) Business Days prior to the Maturity Date.

              (d) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Borrower hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.

3.     PLEDGE.

              (a) Subject to Section 7, the Notes are senior indebtedness of the Borrower.

              (b) The Notes are secured by a pledge by Ronald H. Lane ("LANE") of all of his right, title, and interest in and to 2,000,000 shares of common stock, par value $0.001 per share, of Synovics ("COMMON STOCK"), pursuant to a Pledge Agreement, dated as of the date hereof and attached hereto as EXHIBIT A, to be entered into between Lane and Axiom Capital Management LLC, as agent for the Holders (the "PLEDGE"), on the Issuance Date. Subject to such pledge agreement, such pledged shares of Common Stock shall be returned to Lane simultaneously with the initial closing of the Qualified Equity Financing.


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


              (c) In connection with the Bridge Offering, Synovics has agreed to issue as security for the obligations of the Company under the Notes pursuant to the Pledge Agreement, dated as of April 3, 2008, by Synovics in favor of the Holders, a form of which is attached hereto as Exhibit B, shares of its Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK" or the "SERIES B SHARES" to the Holders (defined below), the form of certificate of designation of which is attached hereto as EXHIBIT C, pursuant to the terms set forth below.

4.     CONVERSION.

       In the event a Qualified Equity Financing (as defined in Section 10) is consummated prior to the Maturity Date, the Principal amount of this Convertible Note plus accrued and unpaid interest thereon may, at the option of the Holder, be converted into a number of shares of Synovics' Series C Preferred Stock (the "SERIES C PREFERRED" or the "CONVERSION SHARES") obtained by dividing
(x) 110% of the unpaid Principal and accrued and unpaid interest on this Note by
(y) the price paid by investors per share of Series B Preferred Stock (such price, the "CONVERSION PRICE") in the Qualified Equity Financing. The Company shall give Payee not less than three (3) days' prior written notice of the closing of any Qualified Equity Financing. The Series C Preferred Stock to be issued upon any such conversion shall have the same rights, preferences and privileges as the shares of Series C Preferred Stock issued in the Qualified Equity Financing. Concurrently with such conversion, the Payee shall also be entitled to receive for no additional consideration its proportionate share of any warrants, options, rights or other securities issued to investors in the Qualified Equity Financing and shall be entitled to the same registration and other rights granted to the holders of securities issued in the Qualified Equity Financing under the agreements relating thereto. No fractional shares shall be issued upon a conversion into Conversion Shares. In lieu of any fractional shares to which Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price. In order to convert this Note as aforesaid, the Holder shall complete the "Notice of Conversion" attached hereto and deliver this Note and such Notice to the Company at the address set forth herein.

5.     METHOD OF PAYMENTS.

              (a) PAYMENT. So long as the Payee or any of its nominees shall be the holder of any Convertible Note, and notwithstanding anything contained elsewhere in this Convertible Note to the contrary, the Borrower will pay all sums for principal, interest, premiums or otherwise becoming due on this Convertible Note held by the Payee or such nominee not later than 5:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Convertible Note or the making of any notation thereon, except in the case of any payment of any amounts due and payable on the Maturity Date, which amounts shall be paid upon surrender of this Note for cancellation. Any payment made after 5:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Convertible Note shall be paid free and clear of, and without


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


reduction by reason of, any deduction, set-off or counterclaim. The Borrower will afford the benefits of this Section to the Payee and to each other Person holding this Convertible Note.

              (b) TRANSFER AND EXCHANGE. Subject to applicable law, upon surrender of any Convertible Note for registration of transfer or for exchange to the Borrower at its principal office, the Borrower at its sole expense will execute and deliver in exchange therefor a new Convertible Note or Convertible Notes, as the case may be, as requested by the holder or transferee, with the same aggregate principal amount as such Convertible Note, which newly-issued Convertible Note or Notes shall be registered as such holder or transferee may request and dated so that there will be no loss of interest on the Convertible Note and otherwise of like tenor; provided that this Convertible Note may not be transferred by Payee to any Person other than Payee's affiliates without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). The issuance of new Convertible Notes shall be made without charge to the holder(s) of the surrendered Convertible Note for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such issuance, provided that each holder of Convertible Notes shall pay any transfer taxes associated therewith. The Borrower shall be entitled to regard the registered holder of this Convertible Note as the holder of the Convertible Note so registered for all purposes until the Borrower or its agent, as applicable, is required to record a transfer of this Convertible Note on its register.

              (c) REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Convertible Note and, in the case of any such loss, theft or destruction of any Convertible Note, upon receipt of an indemnity reasonably satisfactory to the Borrower or, in the case of any such mutilation, upon the surrender and cancellation of such Convertible Note, the Borrower, at its expense, will execute and deliver, in lieu thereof, a new Convertible Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Convertible Note.

6.     COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

              (a) CONVERTIBLE NOTES. All Convertible Notes shall be on the same terms and shall be in substantially the same form. All payments to the holder of any Convertible Note shall be made to all holders of Convertible Notes, pro rata, based on the aggregate principal amount plus accrued but unpaid interest outstanding on such Convertible Notes at such time.

              (b) DEFAULT NOTICE. The Borrower shall deliver to the Holder, promptly after the Borrower shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "DEFAULT"), a notice specifying that such notice is a "NOTICE OF DEFAULT" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Borrower has taken or proposes to take with respect thereto, and the Borrower will not create, incur, assume, or permit to exist any Lien (as defined below) on or with respect to any of Borrower's properties except for Permitted Liens (as defined below), and the Borrower will notify the Holder in writing at least ten (10) days prior to the consummation of any transaction resulting in a Change of Control (as defined below).


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


7. SENIOR STATUS; NO ASSIGNMENT. The Holder expressly agrees that this Note is subordinated only to the rights and remedies of (i) Bank of India, New York Branch ("BOI") under that certain credit facility of Ten Million Five Hundred Thousand Dollars ($10,500,000) between BOI and Synovics (together with any refinancing thereof, whether by BOI or otherwise, the "BOI FACILITY") and (ii) certain Convertible Notes in the aggregate principal amount of up to Five
Hundred Thousand Dollars ($500,000), and ranks PARI PASSU to Borrower's outstanding indebtedness ("SENIOR CREDITOR INDEBTEDNESS") in the principal amount of $200,000 plus accrued but unpaid interest to Princeton Holdings Trust ("PHT"), $1,250,000 plus accrued, but unpaid interest to 2133820 Ontario, Inc. ("ONTARIO"), and up to $1,800,000 plus accrued but unpaid interest to CB Distributors ("CB", together with BOI and PHT, the "SENIOR CREDITORS"). Subject to the rights of the Senor Creditors and except for Permitted Indebtedness, the Company shall not, without the prior written consent of Holders holding a majority of the aggregate outstanding principal amount of the Convertible Notes incur or otherwise become liable with respect to any Indebtedness that would rank senior or PARI PASSU to the Convertible Notes in order of payment.

8. EVENTS OF DEFAULT. If any of the following events takes place before the Maturity Date (each, an "EVENT OF DEFAULT"), Holders holding a majority of the aggregate outstanding principal amount of the Convertible Notes at their option may declare all principal of and accrued and unpaid interest thereon and all other amounts payable under the Convertible Notes immediately due and payable; PROVIDED, HOWEVER, that the Convertible Notes shall automatically become due and payable without any declaration in the case of an Event of Default specified in clauses (g) or (h) below:

              (a) A default in the payment of the Principal or any accrued interest on this Note, when and as the same shall become due and payable, which default is not cured within three (3) Business Days following such Event of Default.

              (b) A default in the performance, or a breach, of any other covenant or agreement of the Borrower or Synovics, as applicable, in this Note or any other ancillary document contemplated hereunder, including, without limitation, the Side Letter (collectively, the "TRANSACTION DOCUMENTS") and continuance of such default or breach for a period of fifteen (15) days after receipt of notice from the Holder as to such default or breach or after the Borrower or Synovics, as applicable, had or should have had knowledge of such default or breach.

              (c) A default in the performance, or a breach, of any covenant or other agreement of the Borrower or Synovics contained in loan documents executed in connection with the BOI Facility, which default has not been cured during the time periods permitted by such documents.

              (d) Any representation, warranty, or certification made by Synovics or the Borrower pursuant to the Notes or the Transaction Documents shall prove to have been false or misleading as of the date made in any material respect.

              (e) A final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against Synovics or the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and neither Synovics nor the Borrower shall, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

              (f)    The  entry  of  a  decree  or  order  by  a  court   having
jurisdiction  adjudging  Synovics  or the  Borrower  bankrupt or  insolvent,  or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of Synovics or the Borrower, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by Synovics or the Borrower of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of Synovics or the Borrower or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Synovics or the Borrower in furtherance of any such action.

              (g) The Company or Synovics (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization of arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law or any jurisdiction, (ii) makes an assignment for the benefit of creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing.

              (h) A default occurs in the payment of any material indebtedness of the Borrower or Synovics, or any Subsidiary, which is not cured pursuant to the terms under which such debt was incurred after demand thereof other than (i) as disclosed in the SEC Filings; (ii) as arising out of the BOI Facility or the Senior Creditor Indebtedness; or (iii) as otherwise disclosed herein.

              (i) The occurrence of a Change of Control. "CHANGE OF CONTROL" shall mean (i) a sale or transfer of all or substantially all of the assets of Synovics or the Borrower; (ii) a merger of Synovics or the Borrower into another entity (with such other entity being the surviving entity) or other form of corporate reorganization of Synovics or the Borrower in which outstanding equity interests therein are exchanged for securities or other consideration (other than a mere re-domiciling transaction or change of corporate entity); or (iii) any other transaction


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


by which Synovics does not hold, directly or indirectly, at least a majority of the voting control of the Borrower.

              (j)    An   attachment   or  execution   is  levied   against  any
substantial part of the assets of the Company and Synovics taken as a whole that is not released within 30 days;

              (k) either Synovics or the Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business.

9. REMEDIES UPON DEFAULT. (a) Upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), the Principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of an Event of Default referred to other than in Sections 8(g) or
(h), the Holder, by five (5) Business Days notice in writing given to the Borrower (during which time, the Borrower may cure such Event of Default), may declare the entire principal amount then outstanding of, and accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Borrower.

              (b) Upon the occurrence of an Event of Default, the Holders shall seek satisfaction of any remedy sought for an Event of Default in the following order of priority: first from, at the discretion of the Holders, (i) the assets of the Borrower and/or (ii) pursuant and subject to the Pledge Agreement between Synovics and the Placement Agent, as agent for the Holders, from the proceeds of sales of (x) Series B Shares and/or (y) if the Series B Shares shall be converted in whole or part, from shares of Synovics Common Stock issued upon conversion thereof; and, following (i) AND (ii), second from the proceeds of sales of the shares of Synovics Common Stock pursuant and subject to the Pledge Agreement between Ronald H. Lane and the Placement Agent, as agent for the Holders. Except as set forth in this Section 9(b), no remedy herein conferred upon the Holders is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

              (c) The Holder may institute such actions or proceedings in law or equity, or other appropriate proceedings, as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrower in accordance with this Note, and in connection with any such action or proceeding shall pursuant to the terms herein be entitled to receive from the Borrower payment of the outstanding Principal plus accrued interest to the date of payment plus reasonable and accountable expenses of enforcement or collection, including, without limitation, attorneys' fees and expenses.

10.    DEFINITIONS.

              "2006 NOTES" means the $3,395,000 in convertible bridge notes offered to investors in a private placement transaction.


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


              "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

              "CONVERTIBLE NOTEHOLDER" with respect to any Convertible Note, means at any time each Person then the record owner hereof and "Convertible Noteholders" means all of such Convertible Noteholders collectively.

              "EQUITY FINANCING" means the issuance of stock of Synovics and/or securities convertible into stock to one or more investors for cash following the date of issuance of this Convertible Note.

              "INDEBTEDNESS" shall mean all obligations, contingent and otherwise, that should, in accordance with generally accepted accounting principles of the United States consistently applied, be classified upon the Borrower's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting
Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

              "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

              "PERMITTED INDEBTEDNESS" shall mean and include the following: (i) indebtedness to trade creditors incurred in the ordinary course of business,
(ii) indebtedness secured by Permitted Liens, and (iii) any refinancings, modifications, amendments and restatements of the BOI Facility or Senior Creditors Indebtedness.

              "PERMITTED LIENS" shall mean and include the following: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith and for which adequate reserves have been set aside on its books; (ii) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue by more than sixty (60) days or being contested in good faith and for which adequate reserves have been set aside on its books; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety, appeal bonds or performance or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv)


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


Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by the Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto and any extension, renewal or replacement thereof; (vi) Liens in favor of the Bank of India, New York Branch with respect to its credit facility to Synovics in the principal sum of $10,500,000; and (vii) liens arising solely by virtue of any statutory provisions related to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or the funds maintained with a creditor depository institution.

              "PERSON" means any person or entity of any nature whatsoever, specifically including, without limitation, an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

              "PLACEMENT AGENT" means Axiom Capital Management, Inc.

              "QUALIFIED EQUITY FINANCING" shall mean an Equity Financing resulting in cash proceeds to Synovics of not less than $15,000,000 (including 100% of the principal amount of the Convertible Notes and the principal amount of 2006 Notes that opt to convert into Series C Preferred in connection with such Equity Financing); a summary of the currently proposed terms of the Qualified Equity Financing, subject to, among other things, definitive documentation, is attached hereto as Exhibit C.

              "RIGHTS AGREEMENT" shall mean that certain Rights Agreement effective as of September 8, 2006 between Synovics and Continental Stock Transfer & Trust Company.

              "SIDE LETTER" shall mean the letters, dated April 3, 2008, from Synovics and the Company to the Holders.

              "SUBSIDIARIES" shall mean the subsidiaries of the Company and Synovics, as applicable, set forth in Schedule 10(a).

       11. EXPENSES OF ENFORCEMENT, ETC. The Company agrees to pay all reasonable and accountable fees and expenses incurred by the Payee in connection with the negotiation, execution and delivery of this Convertible Note (including the reasonable and accountable fees and expenses of counsel to the Payees). The Company agrees to pay all reasonable and accountable fees and expenses incurred by the Payee in connection with any amendments, modifications, waivers, extensions, renewals, renegotiations or "workouts" of the provisions hereof or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Convertible Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Company agrees to indemnify the Payee and its directors, managers, affiliates, partners, shareholders, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and accountable counsel fees and expenses, incurred by, or asserted against, the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Convertible Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee's or such person's gross negligence or willful misconduct.

12. AMENDMENT AND WAIVER. The provisions of this Convertible Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Holder.

13. REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

14. ASSIGNMENTS. Subject to applicable law, the Payee may assign, participate, transfer or otherwise convey this Convertible Note and any of its rights or obligations hereunder or interest herein to any affiliate of Payee and to any other Person that the Borrower consents to (such consent not to be unreasonably withheld or delayed), and this Convertible Note shall inure to the benefit of the Payee's successors and assigns. The Borrower shall not assign or delegate this Convertible Note or any of its liabilities or obligations hereunder.

15. HEADINGS. The headings of the sections and paragraphs of this Convertible Note are inserted for convenience only and do not constitute a part of this Convertible Note.

16. SEVERABILITY. If any provision of this Convertible Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Convertible Note will remain in full force and effect. Any provision of this Convertible Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

17. CANCELLATION. After all principal, premiums (if any) and accrued interest at any time owed on this Convertible Note have been paid in full, or this Convertible Note has been converted, this Convertible Note will be surrendered to the Company for cancellation and will not be reissued.

18. MAXIMUM LEGAL RATE. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

19. PLACE OF PAYMENT AND NOTICES. Payments of principal and interest are to be delivered to the Convertible Noteholder of this Convertible Note at the following address: Svizera Holdings BV, Antennestraat 43, Post Box 60300,1320 AY, Almere, The Netherlands, Attention: Mr.Vinay Sapte, or at such other address as such Convertible Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business

Day following actual receipt thereof at the foregoing address.

20. WAIVER OF JURY TRIAL. THE PAYEE AND THE BORROWER EACH HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CONVERTIBLE NOTE AND/OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

21. SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Convertible Note may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Convertible Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

22. GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS CONVERTIBLE NOTE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties have executed and the Company has delivered this Convertible Note on the date first written above.


                                        BORROWER:

                                        KIRK PHARMACEUTICALS, LLC


                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:

                KIRK PHARMACEUTICALS, LLC - NOTICE OF CONVERSION
                ------------------------------------------------

                      6% CONVERTIBLE NOTE DUE JUNE 30, 2008
                                       OF
                            KIRK PHARMACEUTICALS, LLC

(To be executed by the Holders in order to convert the Note or portion thereof)

The undersigned hereby irrevocably elects to convert [the entire principal amount] [$__________ principal amount] of Note No. __________ into shares of Series C Preferred Stock and such other securities as may be issued by Synovics Pharmaceuticals, Inc. ("SYNOVICS") pursuant to its "Qualified Equity Financing" as of the Date of Conversion (which shall be the first date of receipt by the Company of this Notice of Conversion, whether by facsimile or otherwise). The number of shares of Series C Preferred Stock to be issued by Synovics shall be governed by that certain convertible promissory note issued by Kirk Pharmaceuticals LLC to the undersigned Holder and the side letters delivered in connection therewith. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned directly or indirectly upon conversion of the Note shall be made pursuant to registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") or in compliance with an exemption from registration under the Securities Act.

If the stock certificate is to be made out in another person's name, fill in the form below:




           (Print or type other person's name, address and zip code)

 (Insert assignee's U.S. social security or tax identification number, if any)



                                        Date of Conversion




                                        [Name of Holder]


                                        BY:
                                           ----------------------
                                           Name:
                                           Title:

                                    EXHIBIT A

               SERIES B PREFERRED STOCK CERTIFICATE OF DESIGNATION


               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                         SYNOVICS PHARMACEUTICALS, INC.

                    (Pursuant to the Nevada Revised Statutes)

                    -----------------------------------------


              Synovics Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Nevada (the "CORPORATION"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Restated Articles of Incorporation of the Corporation, the following resolution was adopted as of July 5, 2007 by the Board of Directors of the Corporation pursuant to Section 78.195(1) of the Nevada Revised Statutes of the State of Nevada:

              RESOLVED that, pursuant to authority vested in the Board by Article Fourth of the Corporation's Restated Articles of Incorporation, out of the total authorized number of 5,000,000 shares of Corporation preferred stock, par value $0.001 per share, there shall be designated a series of 1,000,000 shares which shall be issued in and constitute a single series to be known as "Series B Preferred Stock" (hereinafter called the "SERIES B PREFERRED STOCK"). The shares of Series B Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:


              1.     DEFINITIONS

                     (a) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Corporation after the filing of this Certificate of Designation, other than;

                     (i) securities issued or issuable upon conversion of the Series B Preferred Stock or Series A Preferred Stock;

                     (ii) securities issuable upon exercise of any options, warrants, convertible securities or rights to purchase or exchange any securities of the Corporation outstanding as of the date hereof and any securities issuable upon the conversion thereof;

                     (iii) securities issuable upon exercise of the right to purchase under that certain Rights Agreement effective as of September 6, 2006 by and between the Corporation and Continental Stock Transfer and Company;

                     (iv) securities issuable as a result of the triggering of anti-dilution protections;

                     (v) securities issued or issuable pursuant to stock dividends, stock splits, distributions, recapitalizations or similar transactions in which all classes and series of capital stock are adjusted equally;

                     (vi) securities issued or issuable (either directly or upon exercise of options or Convertible Securities issued or issuable) to directors, officers, employees of, and advisors and consultants to, the Corporation pursuant to plans or grants approved by the Board of Directors;

                     (vii)  securities  issued or issuable by the Corporation to
       the  public  pursuant  to  a  registration   statement  filed  under  the
       Securities Act of 1933, as amended;

                     (viii) securities issued or issuable to the sellers of an entity pursuant to the acquisition of such entity by the Corporation by merger, purchase of substantially all of the assets, or other reorganization whereby the Corporation owns not less than 51% of the voting power of such entity;

                     (ix) securities issued or issuable to financial institutions, lessors, or vendors in connection with the provision of credit to the Corporation or any of its subsidiaries pursuant to arrangements approved by a majority of the Board of Directors;

                     (x) securities issued or issuable in connection with research, collaboration, technology license, development, marketing or other similar agreements or strategic partnerships approved by a majority of the Board of Directors;

                     (xi) securities issued or issuable following an affirmative vote or prior written consent of the holders of a majority of the then outstanding shares of Series B Preferred Stock (voting as a separate class) that designated shares of issued or deemed to be issued shall not constitute Additional Shares of Common Stock;

                     (xii) securities issued or issuable by way of dividend or distribution on shares excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i) through (xi) or this clause
       (xii).

                     (b) "COMMON STOCK" means the common stock, $0.001 par value per share, of the Corporation.

                     (c)    "CONVERTIBLE   PREFERRED  NOTES"  means  convertible
       promissory notes issued by Kirk in the Offering.

                     (d)    "EVENT  OF  DEFAULT"   bears  the  same  meaning  as
       ascribed to it in the Convertible Promissory Notes.

                     (e) "FAIR MARKET VALUE" shall mean, on any given day, the closing sale price of the Common Stock on the principal securities market on which the Common Stock may at the time be traded on such day, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such market at the end of such day, or, if on such day the Common Stock is not so traded, the average of the representative bid and asked prices quoted on the over-the-counter bulletin board (the "OTCBB") as of 4:00 P.M., New York time, or, if on such day the Common Stock is not quoted on the OTCBB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the PinkSheet, LLC, or any similar successor organization. If at any time Common Stock is not traded on any securities exchange or quoted on the OTCBB or the over-the-counter market, the "Fair Market Price" shall be as determined by the Board of Directors of the Corporation in good faith, absent manifest error.

                     (f) "KIRK" means Kirk Pharmaceuticals, LLC, a Florida limited liability company.

                     (g) "OFFERING" means the private offering of convertible promissory notes issued by Kirk in the aggregate principal amount of up to $7,500,000.

                     (h) "QUALIFIED EQUITY FINANCING" bears the same meaning as ascribed to in the Convertible Promissory Notes.

                     (i) Any reference herein to "holder" shall be deemed to refer to any nominee of the holder.

              2.     VOTING RIGHTS.

                     Except as required by law, the shares of Series B Preferred Stock shall be voted together with the shares of Common Stock and other shares of Preferred Stock entitled to vote together with the shares of Common Stock, and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series B Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series B Preferred Stock are convertible (pursuant to Section 3 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

              3.     CONVERSION RIGHTS.

                     The holders of the Series B Preferred Stock shall have the following rights with respect to the conversion of the shares of Series B Preferred Stock into shares of Common Stock (the "CONVERSION RIGHTS"):

                     (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section 3, if an Event of Default occurs with respect to a particular holder of Series B Preferred Stock, then any share of Series B Preferred Stock held by such holder that has not been redeemed pursuant to Section 4 below, may, at the option of such holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which such holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the "SERIES B STOCK CONVERSION RATE" then in effect, calculated as provided in Section 3(b), by the number of shares of Series B Preferred Stock being converted.

                     (b) SERIES B STOCK CONVERSION RATE. The conversion rate in effect at any time for conversion of the Series B Preferred Stock (the "SERIES B STOCK CONVERSION RATE") shall be the quotient obtained by dividing Fifteen Dollars ($15.00) by the "SERIES B STOCK CONVERSION PRICE", calculated as provided in Section 3(c).

                     (c) SERIES B STOCK CONVERSION PRICE. The conversion price for the Series B Preferred Stock shall initially be One Dollar ($1.00) (the "SERIES B STOCK CONVERSION PRICE"). Such initial Series B Stock Conversion Price shall be adjusted from time to time in accordance with this Section 3. All references to the Series B Stock Conversion Price herein shall mean the Series B Stock Conversion Price as so adjusted.

                     (d) MECHANICS OF CONVERSION. Each holder of Series B Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 3 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series B Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash (at the Fair Market Value) the value of any fractional share of Common Stock otherwise issuable to any holder of Series B Preferred Stock. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                     (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date that the first share of Series B Preferred Stock is issued (the "ORIGINAL ISSUE DATE") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series B Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.

       Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series B Stock Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment pursuant to this Section 3(e) shall become effective simultaneously with the effectiveness of such subdivision or combination.

                     (f) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series B Stock Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series B Stock Conversion Price then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and
       (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Stock Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Stock Conversion Price shall be adjusted pursuant to this Section 3(f) to reflect the actual payment of such dividend or distribution.

                     (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than as a result of a subdivision or combination of shares or stock dividend or a reorganization, merger or consolidation provided for elsewhere in this Section 3), in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                     (h) REORGANIZATIONS, MERGERS OR CONSOLIDATIONS. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3), as a part of such capital reorganization, merger or consolidation, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Series B Preferred Stock after the capital reorganization, merger or consolidation to the end that the provisions of this Section 3 (including adjustment of the Series B Preferred Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

                     (i)    SALE OF  SHARES  BELOW  SERIES  B  STOCK  CONVERSION
       PRICE.

                            (i) If at any time or from time to time after the Original Issue Date, the Corporation issues or sells, or is deemed by the express provisions of this Section 3(i) to have issued or sold, Additional Shares of Common Stock (as defined in Section 3(i)(iv)), other than as a dividend or other distribution on any class of stock as provided in Section 3(f) above, and other than a subdivision or combination of shares of Common Stock as provided in Section 3(e) above, for an Effective Price (as defined in Section 3(i)(iv)) less than the then effective Series B Stock Conversion Price, then in each such case the then existing Series B Stock Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price in any such issuance or sale of Additional Shares of Common Stock. No adjustment shall be made to the Series B Stock Conversion Price in an amount less than one cent per share. Any adjustment otherwise required by this Section 3(i) that is not required to be made due to the preceding sentence shall be included in any subsequent adjustment to the Series B Stock Conversion Price.

                            (ii) For purposes of any computation respecting consideration received pursuant to this Section 3(i), the following shall apply: (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts, or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith; (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash (including, without limitation, a cashless exercise), the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the

       Corporation (irrespective of the accounting treatment thereof), the determination of which shall be conclusive absent manifest error; and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in Section 3(i)(iii)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, the consideration shall be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Corporation to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                            (iii) For the purpose of the adjustment required under this Section 3(i), if the Corporation issues or sells (A) stock or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "CONVERTIBLE SECURITIES") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Series B Stock Conversion Price, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; PROVIDED, HOWEVER, that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; PROVIDED, FURTHER, that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be simultaneously recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED, FURTHER, that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Series B Stock Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series B Stock Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series B Stock Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, PROVIDED, HOWEVER, that such readjustment shall not apply to prior conversions of Series B Preferred Stock.

                            (iv) The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing (A) the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section 3(i), for such Additional Shares of Common Stock by (B) the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section 3(i).

                     (j) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Series B Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series B Preferred Stock, if the Series B Preferred Stock is then convertible pursuant to this Section 3, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series B Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series B Stock Conversion Price at the time in effect, (iii) the number of Additional Shares of Common Stock, and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series B Preferred Stock.

                     (k) NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the
       Corporation or any merger or consolidation of the Corporation with or into any other corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series B Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation or merger, is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation or merger.

                     (l) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Fair Market Value on the date of conversion.

                     (m) NOTICES. Any notice required by the provisions of this Section 3 shall be in writing and shall be deemed effectively given:
       (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                     (n) PAYMENT OF TAXES. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered.

              4.     REDEMPTION.

                     (a)    If (i)  the  Convertible  Promissory  Notes  convert
       pursuant to Section 4 of the Convertible Promissory Note, or (ii) any portion of the principal amount of the Convertible Promissory Notes is paid by the Corporation (each such event referred to as a "REDEMPTION EVENT"), then the Corporation shall redeem a pro rata amount of the then outstanding shares of Series B Preferred Stock at an initial redemption price of $0.001 per share (the "REDEMPTION PRICE"). The Redemption Price shall be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

                     (b) For purposes of Section 4(a), the "pro rata amount" shall be calculated by multiplying the number of the then outstanding number of shares of Series B Preferred Stock by a fraction, the numerator of which will be the principal amount of the Convertible Promissory Notes paid by the Corporation or converted pursuant to Section 4 of the Convertible Promissory Note, as applicable, and the denominator of which shall be the then outstanding principal amount of the Convertible Promissory Notes.

                     (c) Immediately upon the occurrence of either of the Redemption Events, (i) each holder of shares of Series B Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation and thereupon the aggregate Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled; and (ii) without any further action and without any notice, the Series B Preferred Stock will terminate and the only right thereafter of the holders of the Series B Preferred Stock shall be to receive the Redemption Price.

              5.     RESTRICTION ON TRANSFER

              Except upon the occurrence of an Event of Default with respect to a particular holder of Series B Preferred Stock, such holder of the Series B Preferred Stock may not sell, pledge, transfer, encumber, or otherwise dispose or convert any of the shares of Series B Preferred Stock without the prior written consent of the Corporation, which may be withheld in its sole discretion.

              6.     EXCLUSION OF OTHER RIGHTS

              Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this certificate (as such certificate may be amended from time to time) and in the Corporation's Restated Articles of Incorporation. The shares of Series B Preferred Stock shall in all other respects be treated in the same manner as the Corporation's common stock.


       IN WITNESS WHEREOF, this Certificate of Designations has been executed by the Corporation by its Chief Executive Officer as of this ____ day of March , 2008.

                                        SYNOVICS PHARMACEUTICALS, INC.


                                        By:
                                           -------------------------------------
                                           Name: Ronald H. Lane
                                           Title: Chief Executive Officer

                                    EXHIBIT B

                              LANE PLEDGE AGREEMENT

                                PLEDGE AGREEMENT
                                ----------------

              THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of April 3, 2008 (the "EFFECTIVE DATE"), is by and between Ronald H. Lane (the "PLEDGOR") and Axiom Capital Management, Inc. ("AXIOM").

                                R E C I T A L S:
                                - - - - - - - -

              WHEREAS, investors (the "SECURED PARTIES") of a bridge note offering made loans to Kirk Pharmaceuticals, LLC (the "COMPANY" or "BORROWER") pursuant to a Convertible Promissory Note in the form attached hereto as EXHIBIT A (the " NOTE");

              WHEREAS, Axiom is acting as agent of the Secured Parties (Axiom acting as such agent and any successor or successors to Axiom acting in such capacity being hereinafter referred to as the "AGENT") pursuant to the Collateral Agent Agreement, dated as of April 3, 2008, among Axiom, and the lenders named therein;

              WHEREAS, Pledgor has agreed to pledge the Collateral (as defined below) to the Agent as security for Borrower's payment obligations under the Note.

              NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

              Section 1.01. SECURITY INTEREST AND PLEDGE. Pledgor hereby pledges and grants to Agent for the benefit of the Secured Parties a first priority security interest in the following property (such property being hereinafter sometimes called the "COLLATERAL"):

              (a)    all  of  Pledgor's  right,  title  and  interest  in and to
2,000,000   common   shares,   par  value   $0.001   per  share,   of   Synovics
Pharmaceuticals, Inc. (the "SYNOVICS STOCK"); and

              (b) all proceeds of the foregoing Synovics Stock including, without limitation, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor is at any time entitled to receive on account of the same.

              Section  1.02.   OBLIGATIONS;   DELIVERY  OF   CERTIFICATES.   The
Collateral shall secure the following obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "OBLIGATIONS"): the obligations and indebtedness of Pledgor to the Secured Parties evidenced by the Notes; all costs and expenses incurred by the Secured Parties to preserve and maintain the
Collateral, collect the obligations herein described, and enforce this Agreement; and all extensions, renewals, and modifications of any of the foregoing. If the securities referenced in Section 1.01(a) above are certificated, such certificates shall be delivered by Pledgor to the Agent for the benefit of the Secured Parties on the Effective Date.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

              Pledgor represents and warrants to the Secured Parties that:

              Section 2.01. TITLE. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

              Section 2.02. FIRST PRIORITY PERFECTED SECURITY INTEREST. This Agreement creates in favor of the Secured Parties a first priority perfected security interest in the Collateral.

                                   ARTICLE III

                       Affirmative and Negative Covenants
                       ----------------------------------

              Pledgor covenants and agrees with the Agent that until the Obligations are satisfied and performed in full or this Agreement is otherwise terminated:

              Section 3.01. DELIVERY. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to the Agent all certificate(s) identified in Section 1.01(a) hereof, accompanied by undated stock powers duly executed in blank.

              Section 3.02. ENCUMBRANCES. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Parties hereunder, and shall defend Pledgor's rights in the Collateral and Secured Parties' security interest in the Collateral against the claims of all persons and entities.

              Section 3.03. SALE OF COLLATERAL. Pledgor shall not sell, assign, pledge or otherwise dispose of or encumber the Collateral or any part thereof without the prior written consent of the Agent.

              Section 3.04. FURTHER ASSURANCES. At any time and from time to time, upon the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Agent may deem necessary or desirable to preserve and perfect Secured Parties' security interest in the Collateral and carry out the provisions and purposes of this Agreement. Pledgor authorizes Agent to file a financing statement covering the Collateral or any part thereof. In addition, Pledgor shall, at the Agent's request, execute and deliver such further documents and take such further actions as the Agent shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof, or sell or otherwise dispose of the Collateral, or any part thereof.


                                   ARTICLE IV

                           Rights of Agent and Pledgor
                           ---------------------------

              Section 4.01. POWER OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Agent's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right on behalf of Pledgor and in its own name to do any of the following, without notice to or the consent of Pledgor:

              (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

              (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

              (iii) (A) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse any proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (C) to commence and prosecute any suit, actions or proceedings at law or in equity to enforce any other right in respect of any Collateral; (D) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (F) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof; (G) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which Agent deems necessary to protect, preserve, or realize upon the Collateral and Secured Parties' security interest therein; and (H) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

              This power of attorney is a power coupled with an interest and shall be irrevocable. Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct, bad faith or gross negligence. This power of attorney is conferred on Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

              Section 4.02. TERMINATION. Upon the payment in full of the Obligations this Agreement shall terminate, and Agent shall forthwith assign, transfer, and deliver to the Pledgor, against its receipt, the Collateral then held by it hereunder.

                                    ARTICLE V

                                     Default
                                     -------

              Section 5.01. EVENTS OF DEFAULT. If the Borrower shall experience an "EVENT OF DEFAULT" as such term is defined in Section 10 of the Note, then the Parties have agreed that, for the purposes of this Agreement, the Obligations shall become immediately due and payable.

              Section 5.02. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, subject to Section 9(b) of the Note, Agent shall have the following rights and remedies:

              (i) Agent may sell the Collateral and deliver the proceeds to it to be applied against the Obligations or directly sell the Collateral in the name of the Pledgor and apply the proceeds of such sale against the Obligations.

              (ii) In addition to all other rights and remedies granted to Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of New York.

              (iii) Agent may cause any or all of the Collateral held by it to be transferred into the name of the Secured Parties or the name or names of Secured Parties' nominee or nominees.

              (iv) Pledgor hereby acknowledges and confirms that Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the U.S. Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale.

              Section 5.03. NO RIGHTS UNTIL EVENT OF DEFAULT. Until an Event of Default occurs and is continuing, the Agent shall have no right to vote, sell, pledge, hypothecate, transfer, encumber or otherwise dispose of any of the Collateral.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

              Section 6.01. EXPENSES. Pledgor agrees to pay and to hold Agent and Secured Parties harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor shall pay the reasonable and accountable fees and expenses of the Agent (including reasonable and accountable fees and expenses of counsel) in connection with administering this Agreement and enforcing its rights and remedies hereunder.

              Section 6.02. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

              Section 6.03. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor and the Agent on behalf of the Secured Parties and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

              Section 6.04. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS,

REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

              Section 6.05. NOTICES. All notices and other communications provided for in this Agreement shall be given or made in writing, mailed by certified mail return receipt requested, or hand delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

              Section 6.06. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America. This Agreement has been entered into in New York County, New York, and it shall be deemed performable for all purposes in New York County, New York. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in New York County, New York. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.05 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Agent to serve process in any other manner permitted by law or shall limit the right of Agent to bring any action or proceeding against Pledgor or with respect to any of the Collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Pledgor against Agent shall be brought only in a court located in New York County, New York.

              Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

              Section 6.08. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this

Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              Section 6.09. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF AGENT IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

              Section 6.10 No Secured Parties shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Parties shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Parties.

                           [SIGNATURE PAGE TO FOLLOW]

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        PLEDGOR:
                                        --------


                                        By:
                                           ------------------------------------
                                        Name:  Ronald H. Lane


                                        Address for Notices:



                                        AGENT:
                                        ------


                                        By:____________________________________
                                        Name:
                                        Title:

                                        Address for Notices:

                                    EXHIBIT C
                                    ---------

                 SUMMARY OF PROPOSED QUALIFIED EQUITY FINANCING

                  *THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES*

This document is for informational purposes only and does not constitute an indication of interest by the proposed purchaser or any of its affiliates to enter into, discuss or negotiate, any type of financing transaction or to purchase or sell any securities of any company. Specifically, this document does not constitute an offer to sell or the solicitation of an offer to buy any securities in any state of the United States nor will there be any such sale or purchase of securities in any state of the United States in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities law.

                             PROPOSED OFFERING TERMS

                         SYNOVICS PHARMACEUTICALS, INC.

              6% Series C Convertible Preferred Stock and Warrants

--------------------------------------------------------------------------------


  Company...............   Synovics Pharmaceuticals, Inc. (the "Company").

  Placement Agent.......   Axiom Capital Management, Inc.

  Amount................   A  minimum   of  $15   million   (the   "Minimum
                           Offering")  and a  maximum  of  $25  million  of
                           Series C  Preferred  (the  "Maximum  Offering").
                           This  investment  shall close for all  investors
                           upon  the  earliest  of the date (i) TBD or (ii)
                           the sale of a minimum  of $15  million of Series
                           C Preferred  (including all  outstanding  Bridge
                           Notes   converted   into  Series  C  Convertible
                           Stock),  provided that the Placement Agent shall
                           have  an  over  allotment   option  to  sell  an
                           additional 10% of the Maximum Offering.

  Securities............   Series  C  Convertible   Preferred   Stock  (the
                           "Series C Preferred")  initially  convertible on
                           a 1:1 basis  into  shares of Common  Stock  (the
                           "Common   Stock",    and   such   offering   the
                           "Offering").

  Price.................   The price per share shall be equal to $0.50.

  Term..................   Series C Preferred  shall be  redeemable  at the
                           option of the Company three (3) years from the date of issuance. Such redemption may be in whole or in part and may be at any time and from time to time commencing on such third anniversary.

  Investor (s)..........   Accredited  Investors  introduced to the Company
                           by the Placement Agent and approved by the Company in its sole discretion, which shall not be unreasonably withheld.

  Closing Date..........   TBD.

  Warrants..............   Investors  shall  receive  Warrants  to purchase
                           one half (0.5)  share of common  stock for every
                           share into which the  Series C  Preferred  could
                           be converted on the Closing  Date.  The Warrants
                           shall have a five (5) year term and an  exercise
                           price of 150% of the Series C  Preferred  Price.
                           The Warrants will have  substantially  identical
                           anti-dilution   adjustments   as  the  Series  C
                           Preferred.

                           TERMS OF SERIES C PREFERRED STOCK:

  Dividends.............   The holders of the Series C  Preferred  shall be
                           entitled  to  receive  cumulative  dividends  in
                           preference  to any  dividend on the Common Stock
                           at  the  rate  of 6% of  the  Original  Purchase
                           Price per annum,  payable on a  quarterly  basis
                           in  cash,   from   capital   legally   available
                           therefore,  or  additional  shares  of  Series C
                           Preferred at the option of the  Company.  If the
                           Company  elects to pay  dividends  in stock,  it
                           must deliver a written  notice to that effect to
                           the  investors at least 20 Trading Days prior to
                           the  dividend   payment  date.  The  holders  of
                           Series C Preferred also shall be entitled to participate pro rata in any dividends paid on the Common Stock on an as-if-converted basis
                           (other than dividends that solely distribute to the holders of Common Stock proceeds from the sale of the discontinued assets).

  Liquidation Preference   In the  event  of any sale of the  Company,  the
                           holders  of the  Series  C  Preferred  shall  be
                           entitled  to  receive  in   preference   to  the
                           holders of the Common  Stock a per share  amount
                           equal to the  Original  Purchase  Price plus any
                           accrued and unpaid  dividends (the  "Liquidation
                           Preference").   After   the   payment   of   the
                           Liquidation  Preference  to the  holders  of the
                           Series C Preferred,  the remaining  assets shall
                           be  distributed  ratably  to the  holders of the
                           Common Stock  (excluding  the Series C Preferred
                           shareholders   who  have  not  converted)  on  a
                           common  stock   equivalent   basis.   A  merger,
                           acquisition, sale of voting control or sale of substantially all of the assets of the Company in which the pre-transaction shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation shall be deemed to be a sale of the Company.

                           In the event of any bankruptcy filing or dissolution by the Company, the holders of the Series C Preferred shall be entitled to receive in preference to the holders of the Common Stock a per share amount equal to the Liquidation Preference. After the payment of the Liquidation Preference to the holders of the Series C Preferred, the remaining assets shall be distributed ratably to the holders of the Common Stock and the Series C Preferred on a common stock equivalent basis.

  Conversion............   The  holders  of the  Series C  Preferred  shall
                           have  the  right  to   convert   the   Series  C
                           Preferred  and  any  accrued  dividends,  at any
                           time,  into shares of Common Stock.  The initial
                           conversion   rate  shall  be  1:1,   subject  to
                           adjustment as provided below.

  Mandatory Conversion..   At the  option  of the  Company,  the  Series  C
                           Preferred  and any  accrued  dividends  shall be
                           converted   into  Common  Stock,   at  the  then
                           applicable  conversion  price, in the event that
                           (i) the  Company's  shares  trade at an  average
                           price  per  share  equal  to  200%  of the  then
                           current   conversion   price  of  the  Series  C
                           Preferred for 10 of any 20  consecutive  trading
                           days and such  shares  are  traded at an average
                           daily dollar volume of $100,000  (average  share
                           price times the average  volume) during the same
                           20 day  trading  period.  In the event  that the
                           company's  shares trade at an average  price per
                           share equal to  [400][300]%  of the then current
                           conversion  price of the Series C Preferred  for
                           25  consecutive   trading  days,  the  Series  C
                           Preferred and any accrued dividends shall be converted into common stock.

  Anti-dilution.........   Provisions The conversion  price of the Series C
                           Preferred and the exercise price of the Warrants
                           and Agent Warrants will be subject to a weighted
                           average   anti-dilution   adjustment  to  reduce
                           dilution in the event that the Company issues additional equity securities (other than shares issued pursuant to outstanding and reserved employee options, securities issued in strategic transactions, mergers and acquisitions, payment of advisors in lieu of cash, and compensation plans and arrangements approved by the Board of Directors, ) at a purchase price less than the applicable conversion price in the case of the Series C Preferred or the applicable exercise price in the case of the Warrants or Agent
                           Warrants. The conversion price will also be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

  Registration Rights...   Standard  Registration  Rights. The common stock
                           underlying  the Warrants will be registered  for
                           resale via an S-1  registration  statement  (the
                           "Registration  Statement").  The  Purchaser  and
                           the  Company  will  enter  into  a  Registration
                           Rights  Agreement  providing  that  the  Company
                           will   use  its   best   efforts   to  file  the
                           registration  within  forty-five  (45)  calendar
                           days  from  the   Closing   Date  (the   "Filing
                           Date").  The Company  will use its best  efforts
                           to cause the  Registration  Statement  to become
                           effective  within one  hundred  fifty (150) days
                           from  the   Filing   Date  (the   "Effectiveness
                           Deadline"). The Company agrees to use best efforts to respond to any SEC comments within 10 days of receiving them.

                           If the registration statement has not been filed by the Filing Date and/or the registration statement has not been declared effective by the Effectiveness Deadline, the Company will be liable for liquidated damages enforceable by the Investors. The liquidated damages will be in the amount of one percent (1%) of the purchase price of the securities per month, subject to a maximum penalty of 10.0% of the gross proceeds, payable in cash or additional shares of Series C Preferred at the option of the Company. The damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the date on which all amounts due are paid.

                           Notwithstanding anything herein to the contrary, the Company shall include solely the securities permitted by the guidance, whether, written, oral, public, or private, or otherwise, provided by the SEC ("SEC Guidance"). Further, no penalties shall accure as a result of timing issues or the exclusion of securities as a result of SEC Guidance.

  First Refusal.........   The  Investors  will be  notified  prior  to any
                           other  financing  and have a ten (10) day option
                           to  respond  with  competitive  financing  terms
                           upon  notification  for so long as at least $2.5
                           million   of   Series   C    Preferred    remain
                           unconverted   or  two  (2)   years   after   the
                           Registration   Statement   has   been   declared
                           effective, whichever is sooner.

  Escrow................   Investors  shall fund their  investment  into an
                           escrow   account  with  a  mutually   acceptable
                           escrow  agent.  The escrow  shall be released as
                           soon as the aggregate  amount funded into escrow
                           equals or exceeds  the  amounts  directed by the
                           Company and the Placement  Agent;  PROVIDED that
                           the minimum  amount for the  initial  closing of
                           the Preferred  shall be  $15,000,000,  including
                           the   "roll-over"   of  the   bridge   financing
                           investors.

  Closing Conditions....   The  parties  respective  obligations  shall  be
                           subject to, INTER ALIA (i)  preparation of final
                           documentation  reasonably  satisfactory  to  the
                           Placement   Agent   and   its   counsel,    (ii)
                           satisfactory  completion of due diligence by the
                           Placement  Agents and prospective  Investors and
                           (iii)  a  legal  opinion  from  counsel  to  the
                           Company   covering  the  issuance  of  Series  C
                           Preferred and Warrants and such other legal matters as the Placement Agent may reasonably request and delivery of other customary closing documentation.

                                    EXHIBIT D
                                    ---------

                            SYNOVICS PLEDGE AGREEMENT

                                PLEDGE AGREEMENT
                                ----------------

              THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of April 3, 2008 (the "EFFECTIVE DATE"), is by and between Synovics Pharmaceuticals, Inc., a Nevada corporation (the "PLEDGOR") and Axiom Capital Management, Inc. ("AXIOM").

                                R E C I T A L S:
                                - - - - - - - -

              WHEREAS, investors (the "SECURED PARTIES") of a bridge note offering made loans to Kirk Pharmaceuticals, LLC (the "COMPANY" or "BORROWER") pursuant to a Convertible Promissory Note in the form attached hereto as EXHIBIT A (the " NOTE");

              WHEREAS, Axiom is acting as agent of the Secured Parties (Axiom acting as such agent and any successor or successors to Axiom acting in such capacity being hereinafter referred to as the "AGENT") pursuant to the Collateral Agent Agreement, dated as of April 3, 2008, among Axiom, and the lenders named therein;

              WHEREAS, Pledgor has agreed to pledge the Collateral (as defined below) to the Agent as security for Borrower's payment obligations under the Note.

              NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

              Section 1.01. SECURITY INTEREST AND PLEDGE. Pledgor hereby issues and pledges and grants to Agent for the benefit of the Secured Parties a first priority security interest in the following property (such property being hereinafter sometimes called the "COLLATERAL"):

              (a) 1,000,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of Pledgor, which shares of preferred stock are authorized and validly issued, fully paid, and non-assessable, and all shares of common stock of the Pledgor issuable upon conversion of such preferred stock (the "UNDERLYING SHARES", and collectively with such shares of Series B Convertible Preferred Stock, the "SYNOVICS STOCK"); and

              (b) all proceeds of the foregoing Synovics Stock including, without limitation, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor is at any time entitled to receive on account of the same.

              Section 1.02. OBLIGATIONS; DELIVERY OF CERTIFICATES. The Collateral shall secure the following obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "OBLIGATIONS"): the obligations and indebtedness of Pledgor to the Secured Parties evidenced by the Notes; all costs and expenses incurred by the Secured Parties to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and all extensions, renewals, and modifications of any of the foregoing. If the securities referenced in Section 1.01(a) above are certificated, such certificates shall be delivered by Pledgor to the Agent for the benefit of the Secured Parties on the Effective Date.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

              Pledgor represents and warrants to the Secured Parties that:

              Section 2.01. TITLE. Pledgor has delivered the Synovics Stock to the Agent, on, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

              Section 2.02. FIRST PRIORITY PERFECTED SECURITY INTEREST. This Agreement creates in favor of the Secured Parties a first priority perfected security interest in the Collateral.

                                   ARTICLE III

                       Affirmative and Negative Covenants
                       ----------------------------------

              Pledgor covenants and agrees with the Agent that until the Obligations are satisfied and performed in full or this Agreement is otherwise terminated:

              Section 3.01. DELIVERY. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to the Agent all certificate(s) identified in Section 1.01(a) hereof, accompanied by undated stock powers duly executed in blank.

              Section 3.02. ENCUMBRANCES. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Parties hereunder, and shall defend Pledgor's rights in the Collateral and Secured Parties' security interest in the Collateral against the claims of all persons and entities.

              Section 3.03. SALE OF COLLATERAL. Pledgor shall not sell, assign, pledge or otherwise dispose of or encumber the Collateral or any part thereof without the prior written consent of the Agent.

              Section 3.04. FURTHER ASSURANCES. At any time and from time to time, upon the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Agent may deem necessary or desirable to preserve and perfect Secured Parties' security interest in the Collateral and carry out the provisions and purposes of this Agreement. Pledgor authorizes Agent to file a financing statement covering the Collateral or any part thereof. In addition, Pledgor shall, at the Agent's request, execute and deliver such further documents and take such further actions as the Agent shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof, or sell or otherwise dispose of the Collateral, or any part thereof.


                                   ARTICLE IV

                           Rights of Agent and Pledgor
                           ---------------------------

              Section 4.01. POWER OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Agent's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right on behalf of Pledgor and in its own name to do any of the following, without notice to or the consent of Pledgor:

              (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

              (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

              (iii) (A) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse any proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (C) to commence and prosecute any suit, actions or proceedings at law or in equity to enforce any other right in respect of any Collateral; (D) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (F) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof; (G) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which Agent deems necessary to protect, preserve, or realize upon the Collateral and Secured Parties' security interest therein; and (H) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

              This power of attorney is a power coupled with an interest and shall be irrevocable. Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct, bad faith or gross negligence. This power of attorney is conferred on Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

              Section 4.02. TERMINATION. Upon the payment in full of the Obligations this Agreement shall terminate, and Agent shall forthwith assign, transfer, and deliver to the Pledgor, against its receipt, the Collateral then held by it hereunder.

                                    ARTICLE V

                                     Default
                                     -------

              Section 5.01. EVENTS OF DEFAULT. If the Borrower shall experience an "EVENT OF DEFAULT" as such term is defined in Section 10 of the Note, then the Parties have agreed that, for the purposes of this Agreement, the Obligations shall become immediately due and payable.

              Section 5.02. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, subject to Section 9(b) of the Note, Agent shall have the following rights and remedies:

              (v) Agent may sell the Collateral (or convert the Collateral, in whole or in part, into shares of common stock of Synovics are provided in the certificate of designation relating to the Synovics Stock) and apply the proceeds against the Obligations.

              (vi) In addition to all other rights and remedies granted to Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of New York.

              (vii) Agent may cause any or all of the Collateral held by it to be transferred into the name of the Secured Parties or the name or names of Secured Parties' nominee or nominees.

              (viii) Pledgor hereby  acknowledges and confirms that Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the U.S. Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale.

              Section 5.03. RIGHTS UNTIL EVENT OF DEFAULT. Until an Event of Default occurs and is continuing, the Agent shall have no right to sell, pledge, hypothecate, transfer, encumber or otherwise dispose of any of the Collateral. Until the satisfaction of the Obligations, the Agent shall have the right to vote the Synovics Stock as provided in the terms thereof.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

              Section 6.01. EXPENSES. Pledgor agrees to pay and to hold Agent and Secured Parties harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor shall pay the reasonable and accountable fees and expenses of the Agent (including reasonable and accountable fees and expenses of counsel) in connection with administering this Agreement and enforcing its rights and remedies hereunder.

              Section 6.02. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

              Section 6.03. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor and the Agent for the Secured Parties and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

              Section 6.04. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

              Section 6.05. NOTICES. All notices and other communications provided for in this Agreement shall be given or made in writing, mailed by certified mail return receipt requested, or hand delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

              Section 6.06. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America. This Agreement has been entered into in New York County, New York, and it shall be deemed performable for all purposes in New York County, New York. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in New York County, New York. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.05 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Agent to serve process in any other manner permitted by law or shall limit the right of Agent to bring any action or proceeding against Pledgor or with respect to any of the Collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Pledgor against Agent shall be brought only in a court located in New York County, New York.

              Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

              Section 6.08. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              Section 6.09. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF AGENT IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

              Section 6.10 No Secured Parties shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Parties shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Parties.

                           [SIGNATURE PAGE TO FOLLOW]

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                   PLEDGOR:
                                   -------

                                   SYNOVICS PHARMACEUTICALS, INC.

                                   By:
                                      ------------------------------------------
                                   Name: Ronald H. Lane
                                   Title: Chairman of the Board of Directors and
                                          Chief Executive Officer

                                   Address for Notices:



                                   AGENT:
                                   -----


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   Address for Notices:

SCHEDULE 10(A)


1.  Kirk Pharmaceuticals, LLC
2.  Andapharm LLC
3.  Kirk Pharmaceuticals, Inc.
4.  Andapharm, Inc.
5.  LipoGenics, Inc.
6.  Bionutrics Health Products, Inc.
7.  Synovics Laboratories, Inc.
8.  Nutrition Technology Corporation
9.  InCon International Ltd.
10. Cosmedics, Inc.